UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

APTIMUS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28968 (Commission File Number)	91-1809146 (IRS Employer Identification No.)

100 Spear Street, Suite 1115
San Francisco, CA 94105
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (415) 896-2123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Conditions

The following information, including the exhibits hereto, is being furnished pursuant to this Item 2.02.

Incorporated by reference is a press release issued by the Registrant on October 21, 2004, regarding earnings for the third quarter 2004, attached as Exhibit 99.1.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

Exhibit 99.1 — Press release issued on October 21, 2004

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APTIMUS, INC. (Registrant)

Dated: October 21, 2004	By: /s/ David H. Davis David H. Davis General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Number Description

99.1	Press release issued October 21, 2004 regarding earnings for the third quarter